Exhibit 10.3

SECOND AMENDMENT TO

TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of December 5, 2019, by and among AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), each of the Lenders party hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Term Loan Agreement dated as of December 27, 2018 (as amended by that certain First Amendment to Term Loan Agreement, dated as of May 9, 2019 and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.       Specific Amendment to Credit Agreement. Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement is hereby amended as set forth below:

(a)	Section 1.01 of the Credit Agreement is amended by adding the following definitions to such Section to read as follows:

“BHC Act Affiliate” has the meaning specified in Section 11.22.

“Cash Equivalents” means (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Co-operation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940 which have net assets of at least $500,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

“Covered Party” has the meaning specified in Section 11.22.

“Default Right” has the meaning specified in Section 11.22.

“QFC” has the meaning specified in Section 11.22.

“QFC Credit Support” has the meaning specified in Section 11.22.

“Required Guarantee Conditions” means, as of the any date of determination with respect to any Subsidiary, either (i) such Subsidiary Guarantees, or otherwise becomes obligated in respect of, any Indebtedness of the Parent, the Borrower or any other Subsidiary of the Borrower or the Parent; or (ii)(A) such Subsidiary owns an Unencumbered Pool Property or other asset the value of which is included in the determination of Unencumbered Asset Value and (B) such Subsidiary, or any other Subsidiary directly or indirectly owning any Equity Interest in such Subsidiary, has incurred, acquired or suffered to exist, any Indebtedness.

“Subject Entity” has the meaning specified in Section 11.22.

“Supported QFC” has the meaning specified in Section 11.22.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.22.

“Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

(b)	Section 1.01 of the Credit Agreement is amended by deleting the definitions “Funds From Operations,” “Immaterial Subsidiary,” “Investment,” “Metropolitan Statistical Area,” “Permitted Distributions,” “Permitted Guarantee,” “Secured Recourse Indebtedness,” and “Tangible Net Worth” in their entirety from such Section.

(c)	Section 1.01 of the Credit Agreement is amended by amending and restating the following definitions to read as follows:

“Anti-Terrorism Laws” means any Laws concerning or relating to terrorism, Sanctions and embargoes, import/export licensing, money laundering, bribery or corruption, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws (including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder), all as amended, supplemented or replaced from time to time.

“Base Rate” means, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the interest rate per annum in effect for such day announced from time to time by PNC at the Administrative Agent’s Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent, (b) the Federal Funds Open Rate plus 0.5%, and (c) the Daily Eurodollar Rate plus 1%, so long as the Daily Eurodollar Rate is offered, ascertainable and not unlawful; provided, that in no event shall the Base Rate be less than 0.0%.

“Comparable Credit Facility” means any agreement that evidences Unsecured Indebtedness which contains (a) restrictions on Contractual Obligations of the types set forth in Section 8.08, and (b) a negative pledge and restrictions of the type referred to in clause (d) of the definition of Eligible Property, in each case, that are not more restrictive than the corresponding provisions of this Agreement.

“Defaulting Lender” means, subject to Section 2.18(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-in Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.18(b)) upon delivery of written notice of such determination to the Borrower and each Lender.

“EBITDA” means for the Consolidated Group, without duplication, the sum of (a) Net Income of the Consolidated Group, in each case, excluding (i) any non-recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from early extinguishment of indebtedness and (iii) any net income or gain or any loss resulting from a swap or other derivative contract (including by virtue of a termination thereof), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Interest Expense (plus, amortization of deferred financing costs, to the extent included in the determination of Interest Expense per GAAP), (ii) income taxes, and (iii) depreciation and amortization, all determined in accordance with GAAP for the prior four quarters and (iv) adjustments as a result of the straight lining of rents, all as determined in accordance with GAAP, plus (c) the Consolidated Group’s pro rata share of the above attributable to interests in Unconsolidated Affiliates. EBITDA shall be adjusted to remove any impact from amortization of above and below market rent intangibles pursuant to GAAP applicable to business combinations and/or asset acquisitions.

“Eligible Property” means a Property that meets and continues to satisfy each of the following criteria:

(a)       such Property must be a retail property and owned in fee simple, or leased under an Eligible Ground Lease, entirely by the Borrower or a Wholly Owned Subsidiary of the Borrower;

(b)       regardless of whether such Property is owned by the Borrower or a Subsidiary of the Borrower, the Borrower has the right directly, or indirectly through a Subsidiary of the Borrower, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property;

(c)       the Borrower or Subsidiary of the Borrower that owns or leases such Property and such Property itself must be located in the United States;

(d)       neither such Property, nor if such Property is owned by a Subsidiary of the Borrower, any of the Parent’s or the Borrower’s direct or indirect ownership in such Subsidiary, may be subject to any Liens (other than Permitted Liens (excluding Liens of the type described in clause (f) of the definition of “Permitted Liens”)), negative pledges and/or encumbrances or any restrictions on the ability of the Borrower or such Subsidiary to transfer or encumber such Property or income therefrom, or ownership interests in such Subsidiary, or proceeds of such property or ownership interests (other than the negative pledge and restrictions hereunder and a negative pledge and restrictions set forth in the loan documents with respect to any other Comparable Credit Facility);

(e)       such Property may not be subject to title, survey, environmental or other defects, except for title, survey, environmental or other defects that do not materially detract from the value of such Property or materially interfere with the ordinary conduct of the business of the applicable Person; and

(f)        if required to be a Subsidiary Guarantor hereunder, the Wholly Owned Subsidiary of the Borrower that owns or leases such Property has satisfied the requirements of Section 7.14(a).

If a Property which the Borrower wants to have included as an Eligible Property does not satisfy the requirements of an Eligible Property, then the Borrower shall so notify the Administrative Agent in writing and shall provide to the Administrative Agent a description of all the above-listed criteria that such Property does not meet, historical operating statements and such other Property level diligence materials as the Administrative Agent may reasonably request. The Administrative Agent shall promptly make available to each Lender the items delivered by the Borrower pursuant to the preceding sentence and request that the Lenders determine whether such Property shall be included as an Eligible Property. No later than 10 Business Days after the date on which a Lender has been provided with such request and all of such items, such Lender shall notify the Administrative Agent in writing whether or not such Lender approves that such Property be included as an Eligible Property (which approval shall not be unreasonably withheld, conditioned or delayed). If a Lender fails to give such notice within such time period, such Lender shall be deemed to have not approved of the inclusion of such Property as an Eligible Property. If the Required Lenders have approved such Property being included as an Eligible Property, then such Property shall become an Eligible Property.

“Excluded Subsidiary” means (a) any Subsidiary of the Borrower (i) holding title to assets that are or are to become collateral for any Secured Indebtedness of such Subsidiary and (ii) that is prohibited from Guaranteeing the Indebtedness of the Borrower, in each case, pursuant to (x) any document, instrument, or agreement evidencing or that will evidence such Secured Indebtedness or (y) any provision of such Subsidiary’s organizational documents which provision was included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness or (b) any Subsidiary that is a non-Wholly Owned Subsidiary.

“Material Subsidiary” means one or more Subsidiaries, individually or in the aggregate, having assets equal to or greater than $50,000,000 in value.

“Net Operating Income” means for any real property and for any period, an amount equal to the following (without duplication): (a) the aggregate gross revenues from the operations of such real property during such period (exclusive of any rental or other income from (i) any lease in respect of such real property to tenants in any proceedings under any Debtor Relief Laws during the subject period that was not paid on the date rent was due to be paid by such tenant taking into account any applicable grace or cure period provided for by the terms of such lease, (ii) any lease in respect of such real property to tenants in any proceedings under any Debtor Relief Laws that did not physically occupy such real property during the entirety of such period, and (iii) any leases in respect of such real property to tenants, which leases have been rejected in any proceeding under Debtor Relief Laws during the subject period) and without any amortization of above and below market rent intangibles pursuant to GAAP applicable to business combinations and/or asset acquisitions, plus (b) the aggregate gross revenues from any ground leases, minus (c) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such real property during such period (including accruals for real estate taxes and insurance and an amount equal to the greater of (x) 1% of rents and (y) actual management fees paid in cash, but excluding capital expenditures, debt service charges, income taxes, depreciation, amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP minus (d) the Annual Capital Expenditure Adjustment.

“Property” means any Real Property which is owned, directly or indirectly, by Borrower or a Subsidiary.

“Property Owners” means, collectively, the Borrower (to the extent the Borrower owns any Unencumbered Pool Property) and each Wholly Owned Subsidiary which owns an Unencumbered Pool Property, and “Property Owner” means any one of the Property Owners.

“Total Asset Value” means at any time for the Consolidated Group, without duplication, the sum of the following: (a) an amount equal to (1) Net Operating Income for the most recently ended period of four fiscal quarters from all real property assets owned by the Consolidated Group for such entire period (excluding Net Operating Income attributable to real property assets disposed of during such period), divided by (2) the Capitalization Rate, plus (b) the aggregate acquisition cost of all owned real property assets owned by the Consolidated Group for less than four fiscal quarters, plus (c) the aggregate book value of all unimproved land holdings, mortgage or mezzanine loans, notes receivable and/or construction in progress owned by the Consolidated Group, plus (d) all cash and Cash Equivalents (excluding tenant deposits and other cash and Cash Equivalents the disposition of which is restricted), plus (e) the Consolidated Group’s pro rata share of the foregoing items and components (excluding assets of the type described in the immediately preceding clause (d)) attributable to interests in Unconsolidated Affiliates. Notwithstanding the foregoing, (i) to the extent that the book value of unimproved land holdings exceeds 10% of Total Asset Value, such excess shall be excluded, (ii) to the extent that the aggregate book value of mortgage, mezzanine loans and notes receivable exceeds 10% of Total Asset Value, such excess shall be excluded, (iii) to the extent that the book value of Construction in Progress exceeds 20% of Total Asset Value, such excess shall be excluded, (iv) to the extent that the aggregate Total Asset Value attributable to non-Wholly Owned Subsidiaries and Unconsolidated Affiliates exceeds 20% of Total Asset Value, such excess shall be excluded, (v) to the extent that the Total Asset Value attributable to (I) clause (c) above and (II) non-Wholly Owned Subsidiaries and Unconsolidated Affiliates exceeds 25% of Total Asset Value, such excess shall be excluded, and (vi) to the extent that the aggregate Total Asset Value attributable to any one industry type exceeds 25% of Total Asset Value, such excess shall be excluded.

“Unencumbered Asset Value” means at any time for the Consolidated Group, without duplication, (a) the sum of the Unencumbered Pool NOI divided by the Capitalization Rate plus (b) unencumbered cash and Cash Equivalents (excluding tenant deposits and other cash and Cash Equivalents the disposition of which is restricted) of the Borrower and its Wholly Owned Subsidiaries; provided, however, that if the aggregate value of such cash and Cash Equivalents would exceed 10.0% of Unencumbered Asset Value, the value of such cash and Cash Equivalents in excess of 10.0% of Unencumbered Asset Value shall be excluded in the determination of Unencumbered Asset Value hereunder.

“Unencumbered Pool NOI” means, at any time with respect to an Unencumbered Pool Property, the Net Operating Income from such Property for the fiscal quarter most recently ended multiplied by four. For the avoidance of doubt, the Net Operating Income of a Property that has been owned or leased by a Person for less than one fiscal quarter will be included in calculating Unencumbered Pool NOI as if such Property was owned by such Person for the then most recent fiscal quarter. For the avoidance of doubt, the Net Operating Income of a Property that was sold by a Person within the fiscal quarter will be excluded in calculating Unencumbered Pool NOI. Notwithstanding the foregoing, for the purposes of calculating the aggregate Unencumbered Pool NOI of all Unencumbered Pool Properties, to the extent that more than fifteen (15%) of the aggregate Unencumbered Pool NOI would be attributable to Properties leased under Eligible Ground Leases, such excess shall be excluded from the aggregate Unencumbered Pool NOI.

(d)	The final paragraph of the definition of “Applicable Rate” in the Credit Agreement is amended and restated to read as follows:

During any period that the Parent or Borrower has received Credit Ratings from each of S&P, Fitch and Moody’s that are not equivalent and the difference between the highest and lowest of such Credit Ratings is (i) one Pricing Level, then the Applicable Rate shall be determined based on the highest of such Credit Ratings or (ii) two or more Pricing Levels, then the Applicable Rate shall be determined based on the average of the two highest Credit Ratings (unless the average is not a recognized Pricing Level, in which case the Applicable Rate shall be determined based on the second highest Credit Rating). During any period that the Parent or Borrower has received only two Credit Ratings from any of S&P, Fitch and Moody’s that are not equivalent and the difference between such Credit Ratings is (x) one Pricing Level, then the Applicable Rate shall be determined based on the higher of such Credit Ratings or (y) two or more Pricing Levels, then the Applicable Rate shall be determined based on the Pricing Level that would be applicable if the rating was one higher than the lower of the two applicable Credit Ratings received. During any period that the Parent or Borrower has only received a Credit Rating from Moody’s or S&P, then the Applicable Rate shall be based upon such Credit Rating. During any period that the Parent or Borrower has (A) not received a Credit Rating from any Rating Agency or (B) only received a Credit Rating from a Rating Agency that is neither S&P nor Moody’s, then the Applicable Rate shall be determined based on Pricing Level 5 in the table above. The provisions of this definition shall be subject to Section 2.11(b). Any adjustment to the Applicable Rate made in accordance with the foregoing sentence resulting from any change in the applicable Credit Rating(s) shall be effective as of the date of such change in such Credit Rating(s).

(e)	Article I of the Credit Agreement is amended by adding a new Section 1.08 to such Article to read as follows:

1.08       Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.

(f)	Section 3.01(c)(ii) of the Credit Agreement is amended and restated to read as follows:

(ii)       Without limiting the provisions of subsection (a) or (b) above, each Lender shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against the Administrative Agent by any Governmental Authority as a result of the failure by such Lender to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any documentation required to be delivered by such Lender to the Borrower or the Administrative Agent pursuant to subsection (e) below. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

(g)	Section 3.03(b) of the Credit Agreement is amended and restated to read as follows:

(b)       If the Administrative Agent determines (which determination shall be final and conclusive, absent manifest error) that either (i) (A) the circumstances set forth in Section 3.03(a)(i) or 3.03(a)(ii) have arisen and are unlikely to be temporary, or (B) the circumstances set forth in the immediately preceding clause (A) have not arisen but the applicable supervisor or administrator (if any) of the Eurodollar Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying the specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for loans (either such date, a “LIBOR Termination Date”), or (ii) a rate other than the Eurodollar Rate has become a widely recognized benchmark rate for U.S. Dollar-denominated syndicated credit facilities being executed at such time, then the Administrative Agent may (in consultation with the Borrower) choose a replacement index for the Eurodollar Rate and make adjustments to applicable margins and related amendments to this Agreement as referred to below such that, to the extent practicable, the all-in interest rate based on the replacement index will be substantially equivalent to the all-in Eurodollar Rate-based interest rate in effect prior to its replacement.

(h)	Section 3.03(d) of the Credit Agreement is amended and restated to read as follows:

(d)       Selection of the replacement index, adjustments to the applicable margins, and amendments to this Agreement (i) will be determined with due consideration to the then-current market practices for determining and implementing a rate of interest for U.S. Dollar-denominated syndicated credit facilities being executed at such time and loans converted from a Eurodollar Rate-based rate to a replacement index-based rate, and (ii) may also reflect adjustments to account for (x) the effects of the transition from the Eurodollar Rate to the replacement index and (y) yield- or risk-based differences between the LIBOR rate and the replacement index.

(i)	Section 3.03(f) of the Credit Agreement is amended and restated to read as follows:

(f)       Notwithstanding anything to the contrary contained herein, if at any time the replacement index is less than zero, at such times, such index shall be deemed to be zero for purposes of this Agreement unless otherwise agreed to by the Administrative Agent and the Borrower pursuant to Section 3.03(c). After implementation of a replacement index, all references to Eurodollar Rate shall be deemed to be references to such replacement index.

(j)	Section 7.12 of the Credit Agreement is amended and restated to read as follows:

7.12       Unencumbered Pool Properties. Except where the failure to comply with any of the following would not have a Material Adverse Effect, each of Parent and Borrower shall cause each other Property Owner and use commercially reasonable efforts to cause the applicable tenant, to:

(a) pay all real estate and personal property taxes, assessments, water rates or sewer rents, maintenance charges, impositions, and any other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining any Unencumbered Pool Property, now or hereafter levied or assessed or imposed against any Unencumbered Pool Property or any part thereof (except those which are being contested in good faith by appropriate proceedings diligently conducted);

(b) promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with any Unencumbered Pool Property (except those which are being contested in good faith by appropriate proceedings diligently conducted), and in any event never permit to be created or exist in respect of any Unencumbered Pool Property or any part thereof any other or additional Lien or security interest other than Permitted Liens;

(c) operate the Unencumbered Pool Properties in a good and workmanlike manner and in all material respects in accordance with all Laws in accordance with such Property Owner’s prudent business judgment; and

(d) preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to each Unencumbered Pool Property.

(k)	Section 7.14 of the Credit Agreement is amended and restated to read as follows:

7.14       Additional Guarantors; Release of Guarantors.

(a) No later than the date the Borrower is required to deliver a Compliance Certificate pursuant to Section 7.02(a) with respect to a fiscal quarter (or fiscal year in the case of the fourth fiscal quarter of a fiscal year) during which any Required Guarantee Condition is satisfied with respect to any Subsidiary, the Borrower shall cause such Subsidiary to become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty (or such other document as the Administrative Agent shall deem appropriate for such purpose) each of the following in form and substance satisfactory to the Administrative Agent: (i) a counterpart of the Guaranty or such other document as the Administrative Agent may deem appropriate for such purpose executed by such Subsidiary and (ii) the items that would have been delivered under subsections (iii) through (v) of Section 5.01(a) if such Subsidiary had been a Subsidiary on the Agreement Date; provided, however, the requirement for delivery of a legal opinion referred to in Section 5.01(a)(v) shall only apply to a Subsidiary to which $15,000,000 or more of Total Asset Value is attributable.

(b) The Borrower may notify the Administrative Agent in writing that a Guarantor (other than the Parent) is to be released from the Guaranty, and following receipt of such notice the Administrative Agent shall release such Guarantor from the Guaranty, so long as: (i) either (A) simultaneously with its release from the Guaranty such Subsidiary will cease to be a Subsidiary or (B) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (ii) no Default shall then be in existence or would occur as a result of such release, including without limitation; (iii) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of such release with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date); and (iv) the Administrative Agent shall have received such written notice at least 10 Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Borrower to the Administrative Agent of any such notice shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. Unless the Administrative Agent notifies the Borrower otherwise, such Guarantor shall be deemed to have been released from its Guaranty upon the later to occur of ten (10) Business Days following the Administrative Agent’s receipt of such notice and the date set forth in such notice as the requested date of release. Upon the Borrower’s written request, the Administrative Agent shall execute such documents as the Borrower may reasonably request (and at the expense of the Borrower) to evidence the release of a Guarantor from the Guaranty.

(l)	Section 8.02 of the Credit Agreement is amended and restated to read as follows:

8.02       [Intentionally Omitted].

(m)	Section 8.03 of the Credit Agreement is amended and restated to read as follows:

8.03       Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Event of Default has occurred and is continuing or would result therefrom:

(a)           (i) any Loan Party (other than Parent or Borrower) may merge with (1) any other Loan Party; provided that if such Loan Party merges with Parent or Borrower, Parent or Borrower, as applicable, shall be the continuing or surviving Person, or (2) any other Person; provided that, with respect to the foregoing subclause (2), if such Loan Party owns an Unencumbered Pool Property and is not the surviving entity, then such Property shall cease to be an Unencumbered Pool Property and (ii) any Subsidiary that is not a Loan Party may merge with (1) any Loan Party so long as such Loan Party shall be the continuing or surviving Person, or (2) any other Person; provided that, with respect to the foregoing subclause (2), unless such Subsidiary is a Wholly Owned Subsidiary and merges with another Wholly Owned Subsidiary, if such Subsidiary owns an Unencumbered Pool Property and is not the surviving entity, then such Property shall cease to be an Unencumbered Pool Property;

(b)          (i) any Loan Party (other than Parent or Borrower) may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Loan Party or any other Person; provided that, if such Loan Party Disposes of any Unencumbered Pool Property to any Person other than a Loan Party, then such Property shall cease to be an Unencumbered Pool Property, or (ii) any Subsidiary that is not a Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to any Loan Party or another Subsidiary that is not a Loan Party;

(c)           any Loan Party or Subsidiary that is not a Loan Party may Dispose of a Property owned by such Loan Party or Subsidiary in the ordinary course of business and for fair value; provided that, unless such Disposition is made to another Loan Party or a Wholly-Owned Subsidiary, if such Property is an Unencumbered Pool Property, then such Property shall cease to be an Unencumbered Pool Property;

(d)          Parent or Borrower may merge or consolidate with another Person so long as either Parent or Borrower, as the case may be, is the surviving entity, shall remain in pro forma compliance with the covenants set forth in Section 8.14 below after giving effect to such transaction, and Borrower obtains the prior written consent in writing of the Required Lenders in their sole discretion; and

(e)          a Subsidiary that is not (and is not required to be) a Loan Party may liquidate or otherwise dissolve, provided that immediately prior to any such liquidation or dissolution and immediately thereafter and after giving effect thereto, no Default is or would be in existence.

Nothing in this Section shall be deemed to prohibit the sale or leasing of Property or portions of Property in the ordinary course of business.

(n)	Section 8.05 of the Credit Agreement is amended and restated to read as follows:

8.05       Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if a Default has occurred and is continuing, except that:

(a)          so long as (i) no Event of Default under Section 9.01(a) or Section 9.01(h) shall have occurred and be continuing and (ii) the Obligations have not been accelerated pursuant to Section 9.02 as a result of the occurrence of an Event of Default, Parent and Borrower may declare and make cash distributions to its shareholders and partners, respectively, in an aggregate amount not to exceed the minimum amount necessary for the Parent to remain in compliance with Section 7.16(i) and to avoid the imposition of federal income or excise taxes imposed under Sections 857(b) and 4981 of the Internal Revenue Code; and

(b)          Subsidiaries of the Borrower may make Restricted Payments to the Borrower or any other Subsidiary of the Borrower.

(o)	Section 8.08 of the Credit Agreement is amended and restated to read as follows:

8.08       Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement, any other Loan Document or any Comparable Credit Facility) that limits the ability (a) of any Subsidiary (other than an Excluded Subsidiary) to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor, (b) of any Subsidiary (other than an Excluded Subsidiary) to Guarantee the Indebtedness of the Borrower or (c) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on any Unencumbered Pool Properties other than Permitted Liens (excluding Liens of the type described in clause (f) of the definition of “Permitted Liens”).

(p)	Section 8.10 of the Credit Agreement is amended and restated to read as follows:

8.10       [Intentionally Omitted].

(q)	Section 8.11 of the Credit Agreement is amended and restated to read as follows:

8.11       [Intentionally Omitted].

(r)	Section 8.14(a) of the Credit Agreement is amended and restated to read as follows:

(a)          Maximum Leverage Ratio. Total Indebtedness to exceed sixty percent (60%) of Total Asset Value at any time; provided, however, that if Total Indebtedness exceeds sixty percent (60%) of Total Asset Value but does not exceed sixty-five percent (65%), then the Borrower shall be deemed to be in compliance with this subsection (a) so long as (w) the Borrower or any Subsidiary completed a Material Acquisition during the quarter in which such percentage first exceeded sixty percent (60%), (x) such percentage does not exceed sixty percent (60%) after the fiscal quarter immediately following the fiscal quarter in which such Material Acquisition was completed, (y) the Borrower shall not maintain compliance with this subsection (a) in reliance on this proviso more than twice during the term of this Agreement and (z) such percentage is not greater than sixty-five percent (65%) at any time.

(s)	Section 8.14(c) of the Credit Agreement is amended and restated to read as follows:

(c)          [Intentionally Omitted].

(t)	Section 8.14(e) of the Credit Agreement is amended and restated to read as follows:

(e)          [Intentionally Omitted].

(u)	Section 8.14(f) of the Credit Agreement is amended and restated to read as follows:

(f)          Maximum Unencumbered Leverage Ratio. Total Indebtedness that is Unsecured Indebtedness to exceed sixty percent (60%) of Unencumbered Asset Value at any time; provided, however, that if Total Indebtedness that is Unsecured Indebtedness exceeds sixty percent (60%) of Unencumbered Asset Value but does not exceed sixty-five percent (65%), then the Borrower shall be deemed to be in compliance with this subsection (f) so long as (w) the Borrower or any Subsidiary completed a Material Acquisition during the quarter in which such percentage first exceeded sixty percent (60%), (x) such percentage does not exceed sixty percent (60%) after the fiscal quarter immediately following the fiscal quarter in which such Material Acquisition was completed, (y) the Borrower shall not maintain compliance with this subsection (f) in reliance on this proviso more than twice during the term of this Agreement and (z) such percentage is not greater than sixty-five percent (65%) at any time.

(v)	Section 9.01(c) of the Credit Agreement is amended and restated to read as follows:

(c)          Unencumbered Pool Covenant Compliance. The Borrower fails to comply with the covenants contained in Section 8.14(f) or 8.14(g) and such failure continues for 10 days; or

(w)	Section 9.01(g) of the Credit Agreement is amended and restated to read as follows:

(g)          Cross-Default. (i) Any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) after taking into account any applicable grace or cure periods in respect of any (a) Recourse Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $40,000,000, or (b) Non-Recourse Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than an amount equal to 5% of Total Asset Value as of any date, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee described in subsections (a) or (b), above, or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than $40,000,000; or

(x)	Section 9.01(j) of the Credit Agreement is amended and restated to read as follows:

(j)          Judgments. There is entered against any Loan Party or any Subsidiary (i) one or more final judgments or orders for the payment of money (x) with respect to judgments or orders relating to Non-Recourse Indebtedness (including amounts owing to all creditors under any combined or syndicated credit arrangement), but solely to the extent such judgment or order only attaches to the assets securing such Non-Recourse Indebtedness, having an aggregate principal amount more than an amount equal to 5% of Total Asset Value as of any date, and (y) with respect to any other judgments or orders, having an aggregate principal amount more than $40,000,000, in each case to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage, or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) such judgment or order shall continue for a period of 30 days without being paid, dismissed or stayed by reason of a pending appeal, bond or otherwise; or

(y)	Section 9.01(k) of the Credit Agreement is amended and restated to read as follows:

(k)          ERISA. (i) An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with other ERISA Events that have occurred, could reasonably be expected to result in liability to the Borrower and its Subsidiaries in an aggregate amount exceeding $40,000,000, (ii) there is or arises Unfunded Pension Liability for all Plans (not taking into account Plans with negative Unfunded Pension Liability) in an aggregate amount exceeding $40,000,000, or (iii) there is or arises any Withdrawal Liability as regards the Borrower or any ERISA Affiliate in an aggregate amount exceeding $40,000,000; or

(z)	Section 11.01(e) of the Credit Agreement is amended and restated to read as follows:

(e)          change Sections 2.14 or 9.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(aa)	Section 11.06(b)(v) of the Credit Agreement is amended and restated to read as follows:

(v)          No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).

(bb)	Article XI of the Credit Agreement is amended by adding a new Section 11.22 to such Article to read as follows:

11.22            Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any hedge agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)          In the event a Subject Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)          As used in this Section 11.22, the following terms have the following meanings:

(i)      “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii)      “Subject Entity” means any of the following:

(1)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(2)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)      “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv)        “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

(cc)	Exhibit C to the Credit Agreement is amended and restated as set forth on Exhibit A attached hereto.

(dd)	Exhibit E to the Credit Agreement is amended and restated as set forth on Exhibit B attached hereto.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)	a counterpart of this Amendment duly executed by the Borrower, the Parent, the Guarantors, the Administrative Agent and each of the Lenders party hereto;

(b)	a Compliance Certificate, as of the last day of the fiscal quarter of the Borrower ended on September 30, 2019, signed by a Responsible Officer of the Borrower;

(c)	an Unencumbered Pool Report, calculated as of September 30, 2019, signed by a Responsible Officer of the Borrower;

(d)	evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Arrangers, including without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, have been paid; and

(e)	such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)          Authorization; No Contravention. The execution and delivery of the Amendment by each Loan Party and the performance by each Loan Party of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of each such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)          Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery of this Amendment or performance by, or enforcement against, any Loan Party of this Amendment or the Credit Agreement, as amended by this Amendment.

(c)           Binding Effect. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party a party thereto, enforceable against such Loan Party in accordance with its terms.

(d)           No Default. No Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date.

Section 5. Reaffirmation by Guarantors. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is a Loan Document.

Section 7. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendment contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

AGREE LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Agree Realty Corporation,
a Maryland corporation, its sole general partner

By:	/s/ Joel N. Agree
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE REALTY CORPORATION,
a Maryland corporation

By:	/s/ Joel N. Agree
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

SUBSIDIARY GUARANTORS:

AGREE 6 LA & MS, LLC,
a Delaware limited liability company
AGREE 1031, LLC,
a Delaware limited liability company
AGREE 117 MISSION, LLC,
a Michigan limited liability company
AGREE 17-92, LLC,
a Florida limited liability company
AGREE 2016, LLC,
a Delaware limited liability company
AGREE ALCOA TN LLC,
a Tennessee limited liability company
AGREE ALLENTOWN PA LLC,
a Pennsylvania limited liability company
AGREE ALTOONA, PA, LLC,
a Delaware limited liability company
AGREE AMERICUS GA, LLC,
a Delaware limited liability company
AGREE ANDERSON SC LLC,
a Delaware limited liability company
AGREE ANN ARBOR MI, LLC,
a Delaware limited liability company
AGREE ANN ARBOR STATE STREET, LLC,
a Michigan limited liability company
AGREE ANTIOCH, LLC,
an Illinois limited liability company
AGREE APOPKA FL TP, LLC,
a Delaware limited liability company
AGREE APPLETON WI, LLC,
a Delaware limited liability company
AGREE ARCHER CHICAGO IL, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE ARLINGTON TX LLC,
a Texas limited liability company
AGREE ATCHISON, LLC,
a Kansas limited liability company
AGREE BALTIMORE MD, LLC,
a Delaware limited liability company
AGREE BELTON MO LLC,
a Delaware limited liability company
AGREE BELVIDERE IL, LLC,
an Illinois limited liability company
AGREE BERWYN IL LLC,
an Illinois limited liability company
AGREE BLOOMINGTON MN, LLC,
a Delaware limited liability company
AGREE BRENHAM TX, LLC,
a Delaware limited liability company
AGREE BRIGHTON, LLC,
a Delaware limited liability company
AGREE BROOKLYN OH LLC,
an Ohio limited liability company
AGREE BUFFALO CENTER IA, LLC,
a Delaware limited liability company
AGREE BURLINGTON, LLC,
a Delaware limited liability company
AGREE CANNON STATION LLC,
a Delaware limited liability company
AGREE CARLINVILLE IL, LLC,
a Delaware limited liability company
AGREE CARO MI, LLC,
a Delaware limited liability company
AGREE CEDAR PARK TX, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE CENTER POINT BIRMINGHAM AL LLC, an Alabama limited liability company
AGREE CHANDLER, LLC,
an Arizona limited liability company
AGREE CHARLOTTE POPLAR, LLC,
a North Carolina limited liability company
AGREE CHICAGO KEDZIE, LLC,
a Illinois limited liability company
AGREE COCHRAN GA, LLC,
a Georgia limited liability company
AGREE COCOA FL, LLC,
a Delaware limited liability company
AGREE COLUMBIA SC, LLC,
a Delaware limited liability company
AGREE COLUMBUS OH, LLC,
a Delaware limited liability company
AGREE CONCORD, LLC,
a North Carolina limited liability company
AGREE CONVENIENCE NO. 1, LLC,
a Delaware limited liability company
AGREE CRYSTAL RIVER FL, LLC,
a Delaware limited liability company
AGREE CW, LLC,
a Delaware limited liability company
AGREE DANIEL MORGAN AVENUE SPARTANBURG SC LLC,
a South Carolina limited liability company
AGREE DAVENPORT IA, LLC,
a Delaware limited liability company
AGREE DES MOINES IA, LLC,
a Delaware limited liability company
AGREE DONNA TX, LLC,
a Delaware limited liability company
AGREE DORAVILLE GA, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE DT JACKSONVILLE NC, LLC,
a Delaware limited liability company
AGREE EAST PALATKA, LLC,
a Florida limited liability company
AGREE EDMOND OK, LLC,
a Delaware limited liability company
AGREE EGG HARBOR NJ, LLC,
a Delaware limited liability company
AGREE ELK GROVE IL, LLC,
a Delaware limited liability company
AGREE EVERGREEN CO, LLC,
a Delaware limited liability company
AGREE EVERGREEN PARK IL, LLC,
a Delaware limited liability company
AGREE FACILITY NO. I, L.L.C.,
a Delaware limited liability company
AGREE FARMINGTON NM, LLC,
a Delaware limited liability company
AGREE FL VA PORTFOLIO, LLC,
a Delaware limited liability company
AGREE FLORISSANT MO, LLC,
a Delaware limited liability company
AGREE FOREST MS LLC,
a Mississippi limited liability company
AGREE FOREST VA LLC,
a Virginia limited liability company
AGREE FORKED RIVER NJ, LLC,
a Delaware limited liability company
AGREE FORT MILL SC, LLC,
a South Carolina limited liability company
AGREE FORT WORTH TX, LLC,
a Delaware limited liability company
AGREE FUQUAY-VARINA, LLC,
a North Carolina limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE GARLAND TX, LLC,
a Delaware limited liability company
AGREE GAS CITY IN, LLC,
a Delaware limited liability company
AGREE GRAND CHUTE WI LLC,
a Delaware limited liability company
AGREE GRAND FORKS, LLC,
a North Dakota limited liability company
AGREE GRANDVIEW HEIGHTS OH, LLC,
a Delaware limited liability company
AGREE GREENWICH CT, LLC,
a Delaware limited liability company
AGREE HARLINGEN LLC,
a Texas limited liability company
AGREE HAZARD KY, LLC,
a Delaware limited liability company
AGREE HOLLY SPRINGS MS, LLC,
a Delaware limited liability company
AGREE HOPE MILLS NC, LLC,
a Delaware limited liability company
AGREE HOPKINSVILLE KY, LLC,
a Delaware limited liability company
AGREE IL & VA, LLC,
a Delaware limited liability company
AGREE INDIANAPOLIS GLENDALE LLC,
a Delaware limited liability company
AGREE INDIANAPOLIS IN II, LLC,
a Delaware limited liability company
AGREE JACKSON MS, LLC,
a Delaware limited liability company
AGREE JACKSONVILLE NC, LLC,
a North Carolina limited liability company
AGREE JOHNSTOWN, LLC,
an Ohio limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE JOHNSTOWN PA, LLC,
a Delaware limited liability company
AGREE JOPLIN MO LLC,
a Missouri limited liability company
AGREE JUNCTION CITY KS LLC,
a Delaware limited liability company
AGREE K&G JOPLIN MO, LLC,
a Delaware limited liability company
AGREE K&G OK, LLC,
a Delaware limited liability company
AGREE KENTWOOD LA, LLC,
a Delaware limited liability company
AGREE KIRKLAND WA, LLC,
a Delaware limited liability company
AGREE LAKE ZURICH IL, LLC,
an Illinois limited liability company
AGREE LEBANON VA, LLC,
a Virginia limited liability company
AGREE LIBERTY PA, LLC,
a Delaware limited liability company
AGREE LIGONIER PA LLC,
a Pennsylvania limited liability company
AGREE LOWELL AR, LLC,
a Delaware limited liability company
AGREE LYONS GA LLC.,
a Georgia limited liability company
AGREE M-59, LLC,
a Michigan limited liability company
AGREE MADISONVILLE TX LLC,
a Texas limited liability company
AGREE MAGNOLIA KNOXVILLE TN LLC,
a Tennessee limited liability company
AGREE MANASSAS VA, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE MANCHESTER LLC,
a Connecticut limited liability company
AGREE MANSFIELD, LLC,
a Connecticut limited liability company
AGREE MARSHALL MI OUTLOT, LLC,
a Delaware limited liability company
AGREE MATTHEWS NC, LLC,
a Delaware limited liability company
AGREE MAUMEE OH, LLC,
a Delaware limited liability company
AGREE MCKINNEY TX LLC,
a Texas limited liability company
AGREE MEMPHIS GETWELL, LLC,
a Tennessee limited liability company
AGREE MERRITT ISLAND FL, LLC,
a Delaware limited liability company
AGREE MIDDLETOWN OH, LLC,
a Delaware limited liability company
AGREE MILLSBORO DE, LLC,
a Delaware limited liability company
AGREE MINNEAPOLIS CLINTON AVE, LLC,
a Minnesota limited liability company
AGREE MINOT ND, LLC,
a Delaware limited liability company
AGREE MONROE MI, LLC,
a Delaware limited liability company
AGREE MONTGOMERY AL LLC,
an Alabama limited liability company
AGREE MORROW GA, LLC,
a Georgia limited liability company
AGREE MT. DORA FL, LLC,
a Delaware limited liability company
AGREE NAMPA ID, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE NASHUA NH, LLC,
a Delaware limited liability company
AGREE NEOSHO MO, LLC,
a Delaware limited liability company
AGREE NEW LENOX, LLC,
an Illinois limited liability company
AGREE NEW LENOX 2, LLC,
an Illinois limited liability company
AGREE NEWPORT NEWS VA, LLC,
a Delaware limited liability company
AGREE NORTH BRANCH MN, LLC,
a Delaware limited liability company
AGREE NORTH LAS VEGAS, LLC,
a Nevada limited liability company
AGREE NORTH MIAMI BEACH FL, LLC,
a Delaware limited liability company
AGREE NOVI MI LLC,
a Michigan limited liability company
AGREE ONAWAY MI, LLC,
a Delaware limited liability company
AGREE ORANGE & MCCOY, LLC,
a Florida limited liability company
AGREE ORANGE CT, LLC,
a Delaware limited liability company
AGREE OXFORD COMMONS AL, LLC,
a Delaware limited liability company
AGREE PA PROPERTIES, LLC,
a Delaware limited liability company
AGREE PALAFOX PENSACOLA FL, LLC,
a Delaware limited liability company
AGREE PARAMUS NJ, LLC,
a Delaware limited liability company
AGREE PENSACOLA LLC,
a Florida limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE PENSACOLA NINE MILE LLC,
a Florida limited liability company
AGREE PINELLAS PARK, LLC,
a Florida limited liability company
AGREE PLAINFIELD LLC,
a Michigan limited liability company
AGREE PLYMOUTH MI, LLC,
a Delaware limited liability company
AGREE POINCIANA, LLC,
a Florida limited liability company
AGREE POOLER GA, LLC,
a Delaware limited liability company
AGREE PORT ORANGE FL, LLC,
a Delaware limited liability company
AGREE PORTLAND ME, LLC,
a Delaware limited liability company
AGREE PORTLAND OR, LLC,
a Delaware limited liability company
AGREE PROVO UT, LLC,
a Delaware limited liability company
AGREE RAPID CITY SD, LLC,
a South Dakota limited liability company
AGREE RICHMOND RI, LLC,
a Delaware limited liability company
AGREE RICHMOND VA, LLC,
a Delaware limited liability company
AGREE RIFLE CO, LLC,
a Delaware limited liability company
AGREE RIVERSIDE IA, LLC,
a Delaware limited liability company
AGREE ROCHESTER NY LLC,
a New York limited liability company
AGREE ROCKFORD IL, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE RT AMITE LA, LLC,
a Delaware limited liability company
AGREE RT ARLINGTON TX, LLC,
a Delaware limited liability company
AGREE RT GULFPORT MS, LLC,
a Delaware limited liability company
AGREE RT JACKSON MS, LLC,
a Delaware limited liability company
AGREE RT PORT RICHEY FL, LLC,
a Delaware limited liability company
AGREE RT VILLA RICA GA, LLC,
a Delaware limited liability company
AGREE SALEM OR LLC,
a Delaware limited liability company
AGREE SB, LLC,
a Delaware limited liability company
AGREE SHELF ES PA, LLC,
a Delaware limited liability company
AGREE SOUTHFIELD, LLC,
a Michigan limited liability company
AGREE SPARTANBURG SC, LLC,
a South Carolina limited liability company
AGREE SPRINGFIELD IL, LLC,
an Illinois limited liability company
AGREE SPRINGFIELD MO, LLC,
a Delaware limited liability company
AGREE SPRINGFIELD OH LLC,
a Delaware limited liability company
AGREE ST PETERSBURG, LLC,
a Florida limited liability company
AGREE ST. JOSEPH MO, LLC,
a Missouri limited liability company
AGREE STATESVILLE NC, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE STATHAM GA, LLC,
a Georgia limited liability company
AGREE STORES, LLC,
a Delaware limited liability company
AGREE SUN VALLEY NV LLC,
a Nevada limited liability company
AGREE SUNNYVALE CA, LLC,
a Delaware limited liability company
AGREE TERRE HAUTE IN LLC,
a Delaware limited liability company
AGREE TK, LLC,
a Delaware limited liability company
AGREE TOPEKA KS LLC,
a Delaware limited liability company
AGREE TRI-STATE LEASE, LLC,
a Delaware limited liability company
AGREE VENICE, LLC,
a Florida limited liability company
AGREE VERO BEACH FL, LLC,
a Delaware limited liability company
AGREE W 63RD CHICAGO IL, LLC,
a Delaware limited liability company
AGREE WARRENSVILLE HEIGHTS OH, LLC,
a Delaware limited liability company
AGREE WEST PALM BEACH FL, LLC,
a Delaware limited liability company
AGREE WHEATON IL, LLC,
a Delaware limited liability company
AGREE WHITESTONE WI, LLC,
a Delaware limited liability company
AGREE WHITTIER CA, LLC,
a Delaware limited liability company
By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE WICHITA, LLC,
a Kansas limited liability company
AGREE WOODLAND PARK NJ, LLC,
a Delaware limited liability company
AGREE WOODSTOCK IL, LLC,
a Delaware limited liability company
DT LAWTON BARTLESVILLE OK, LLC,
a Delaware limited liability company
INDIANAPOLIS STORE NO. 16 L.L.C.,
a Delaware limited liability company
LUNACORP, LLC,
a Delaware limited liability company
MT. PLEASANT OUTLOT I, LLC,
a Michigan limited liability company
MT. PLEASANT SHOPPING CENTER, L.L.C.,
a Michigan limited liability company
PACHYDERM CHATTANOOGA TN, LLC,
a Delaware limited liability company
PACHYDERM MARIETTA GA, LLC,
a Delaware limited liability company
PACHYDERM MYRTLE BEACH SC, LLC,
a Delaware limited liability company
PACHYDERM PHILADELPHIA PA, LLC,
a Delaware limited liability company
PACHYDERM PROPERTIES, LLC,
a Delaware limited liability company
PACHYDERM RIVERDALE GA, LLC,
a Delaware limited liability company
PACHYDERM WAITE PARK MN, LLC,
a Delaware limited liability company
PAINT PA, LLC,
a Delaware limited liability company
PHARM NASHVILLE IN, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:	/s/ Joel N. Agree
Joel N. Agree
Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

AGREE LAKE IN THE HILLS, LLC,
an Illinois limited liability company
AGREE MCW, LLC,
a Delaware limited liability company
AGREE SARASOTA FL, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member
	By:	Agree Realty Corporation,
a Maryland corporation
	Its:	Sole General Partner

		By:	/s/ Joel N. Agree
Joel N. Agree
		Its:	President and Chief Executive Officer

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

PNC Bank, National Association,
as Administrative Agent and as a Lender

By:	/s/ David C. Drouillard
Name:	David C. Drouillard
Title:	Sr. Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

capital one, National Association,
as a Lender

By:	/s/ Andy Moore
	Name:	Andy Moore
	Title:	Authorized Signatory

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

regions bank,
as a Lender

By:	/s/ C. Vincent Hughes
	Name:	C. Vincent Hughes
	Title:	Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

suntrust bank,
as a Lender

By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Director

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

u.s. bank national association,
as a Lender

By:	/s/ Donald J. Pafford
	Name:	Donald J. Pafford
	Title:	Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

raymond james bank, n.a.,
as a Lender

By:	/s/ Matt Stein
	Name:	Matt Stein
	Title:	Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Second Amendment to Term Loan Agreement for Agree Limited Partnership]

stifel bank & trust,
as a Lender

By:	/s/ Joseph L. Sooter, Jr.
	Name:	Joseph L. Sooter, Jr.
	Title:	Senior Vice President

Exhibit A

To

Second Amendment to Term Loan Agreement for Agree Limited Partnership

Compliance Certificate

(see attached.)

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ____________

To:          PNC Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement dated as of December 27, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Agreement), among Agree Realty Corporation, a Maryland corporation (the “Parent”), Agree Limited Partnership, a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent.

The undersigned [chief executive officer][chief financial officer][president][chairman of the board] of the Parent hereby certifies as of the date hereof that he/she is the [chief executive officer][chief financial officer][president][chairman of the board] of the Parent, and that, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Parent. In such capacity, and not individually, the undersigned further certifies that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.           The Parent has delivered the year-end audited financial statements required by Section 7.01(a) of the Agreement for the fiscal year of the Parent ended as of the above date, together with the report and opinion of an independent certified public accountant required by such Section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.           The Parent has delivered the unaudited financial statements required by Section 7.01(b) of the Agreement for the fiscal quarter of the Parent ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Parent and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.           The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Parent and its Subsidiaries during the accounting period covered by such financial statements.

3.           A review of the activities of the Parent and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period each Loan Party performed and observed all its Obligations under the Loan Documents, and

[Select One]

[to the best of the undersigned’s knowledge, in such capacity as [chief executive officer][chief financial officer][president][chairman of the board] of the Parent, and not individually, that during such fiscal period, each Loan Party performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best of the undersigned’s knowledge, in such capacity as [chief executive officer][chief financial officer][president][chairman of the board] of the Parent, and not individually, that during such fiscal period, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.           The representations and warranties of the Borrower contained in Article VI of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.           The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of ______________________.

By:
Name:
Title: [chief executive officer][chief financial officer][president][chairman of the board] of Agree Realty Corporation

SCHEDULE 1

to the Compliance Certificate

For the fiscal [quarter][year] ended _______________________

Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. Attached hereto as Exhibit A are detailed calculations with respect to the below covenant compliance representations.

Covenant	Requirement	Actual
Maximum Leverage Ratio	Not to exceed 60%1
Maximum Secured Leverage Ratio	Not to exceed 40%
Minimum Fixed Charge Coverage Ratio	The ratio of Adjusted EBITDA to Fixed Charges at the end of any quarter not to be less than 1.50 to 1.0
Maximum Unencumbered Leverage Ratio	Not to exceed 60%2
Minimum Unsecured Interest Expense Ratio	The ratio of Unencumbered Pool NOI to Unsecured Interest Expense not to be less than 1.75 to 1.0

1 If Total Indebtedness exceeds 60% of Total Asset Value but does not exceed 65%, then the Borrower shall be deemed to be in compliance so long as (w) the Borrower or any Subsidiary completed a Material Acquisition during the quarter in which such percentage first exceeded 60%, (x) such percentage does not exceed 60% after the fiscal quarter immediately following the fiscal quarter in which such Material Acquisition was completed, (y) the Borrower shall not maintain compliance in reliance on this proviso more than twice during the term of the Agreement and (z) such percentage is not greater than 65% at any time.

2 If Total Indebtedness that is Unsecured Indebtedness exceeds 60% of Unencumbered Asset Value but does not 65%, then the Borrower shall be deemed to be in compliance so long as (w) the Borrower or any Subsidiary completed a Material Acquisition during the quarter in which such percentage first exceeded 60%, (x) such percentage does not exceed 60% after the fiscal quarter immediately following the fiscal quarter in which such Material Acquisition was completed, (y) the Borrower shall not maintain compliance in reliance on this proviso more than twice during the term of the Agreement and (z) such percentage is not greater than 65% at any time.

Exhibit B

To

Second Amendment to Term Loan Agreement for Agree Limited Partnership

Unencumbered Pool Report

(see attached).

EXHIBIT E

FORM OF UNENCUMBERED POOL REPORT

To:          PNC Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement dated as of December 27, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Agreement), among Agree Realty Corporation, a Maryland corporation (the “Parent”), Agree Limited Partnership, a Delaware limited partnership (the “Borrower”), the Lenders from time to time party thereto and PNC Bank, National Association, as Administrative Agent.

The Borrower hereby certifies and warrants to the Administrative Agent and the Lenders that at the close of business on __________________ (the “Calculation Date”), the Unencumbered Pool Amount was $_______________ computed as set forth on Schedule I attached hereto.

The Borrower has caused this Unencumbered Pool Report to be executed and delivered by its duly authorized officer on _______________________.

By:
Name:
Title: [chief executive officer][chief financial officer][treasurer][controller] of Agree Limited Partnership

SCHEDULE I

to the Unencumbered Pool Report

For the fiscal [quarter][year] ended _______________________

Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. Attached hereto as Exhibit A are detailed calculations with respect to the below elements of Unencumbered Pool NOI.

Covenant	Requirement	Actual
No more than 15% of the aggregate Unencumbered Pool NOI may be attributable to Properties leased under Eligible Ground Leases3

3 To the extent more than 15% of the aggregate Unencumbered Pool NOI is attributable to Properties leased under Eligible Ground Leases, such excess shall be excluded from the aggregate Unencumbered Pool NOI.